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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 APRIL 17, 2003

                                 HORIZON BANCORP
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

         0-10792                                        35-1562417
  (Commission File No.)                    (I.R.S. Employer Identification No.)

                               515 FRANKLIN SQUARE
                             MICHIGAN CITY, IN 46360
                    (Address of principal executive officer)


                                 (219) 879-0211
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1     Press Release, dated April 17, 2003




ITEM 9.  REGULATION FD DISCLOSURE


This Current Report on Form 8-K is being filed to furnish the earnings release issued by the Registrant on April 17, 2003 as required by Item 12 of Form 8-K. The release is attached hereto as Exhibit 99.1 and incorporated by reference.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  April 18, 2003

                                            HORIZON BANCORP


                                            By: /s/ James H. Foglesong
                                                -------------------------------
                                                James H. Foglesong,
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

Number      Description
------      -----------

99.1        Press Release dated April 17, 2003





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